UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 11, 2005

Date of Report (date of earliest event reported)

RASER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

UTAH	0-306567	87-0638510
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

5152 North Edgewood Drive, Suite 375

Provo, Utah 84604

(Address of principal executive offices)

(801) 765-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 11, 2005, the Company issued a press release announcing the completion of a convertible preferred stock financing by the Company. The full text of the press release is attached hereto as Exhibit 99.1 and hereby is incorporated herein by reference. Pursuant to General Instruction B.2 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act, as amended, but is instead “furnished” in accordance with that instruction.

On April 11, 2005, the Company issued a press release announcing the release of test results at the Society of Automotive Engineers World Congress in Detroit measuring the effectiveness of the Company’s motor and controller technology working together as a drive system. The full text of the press release is attached hereto as Exhibit 99.2 and hereby is incorporated herein by reference. Pursuant to General Instruction B.2 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act, as amended, but is instead “furnished” in accordance with that instruction.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Exhibit Title
99.1	Press Release dated April 11, 2005

99.2	Press Release dated April 11, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RASER TECHNOLOGIES, INC.

/s/ William Dwyer
William Dwyer
Chief Financial Officer

Dated: April 15, 2005

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title
99.1	Press Release dated April 11, 2005

99.2	Press Release dated April 11, 2005